Exhibit 10.2

{EXECUTION VERSION}

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment Agreement”) is made and entered into this 18th day of December, 2009, by and among Spiridon Karamalegos, an individual (the “Assignor”), and RCI Entertainment (3105 I-35), Inc., a Texas corporation (the “Assignee”), with the consent of Evangelos Polycrates, an individual (“Polycrates”).

WITNESSETH:

WHEREAS, Polycrates, the Assignor, JOY, and NIII entered into a Purchase Agreement effective as of December 18, 2009 (the “Polycrates Purchase Agreement”); and

WHEREAS, Assignor desires to assign the Polycrates Purchase Agreement, subject to the limitations contained therein to the Assignee; and

WHEREAS, Assignee desires to be assigned the Polycrates Purchase Agreement, subject to the limitations contained therein.

NOW THEREFORE, in consideration of the mutual terms and conditions herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             Assignment and Assumption.   The Assignor hereby assigns to the Assignee Assignor’s rights and interest in, to and under the Polycrates Purchase Agreement as set forth therein and limited thereby and Assignee hereby accepts such assignment and assumes such rights and interest of Assignor under the Polycrates Purchase Agreement as set forth therein and as limited thereby.  Polycrates, as seller under the Polycrates Purchase Agreement, hereby approves and consents to this Assignment.

2.             Assignor’s Representations and Warranties.

a.           Assignor has duly executed and delivered this Assignment Agreement, and this Assignment Agreement constitutes the legal, valid, binding and enforceable obligation of Assignor in accordance with its terms, enforceable against the Assignor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, and other similar laws of general application relating to or affecting creditors’ rights and to general equitable principles.

b.           No approval or consent of any person is required in connection with the execution and delivery by the Assignor of this Assignment Agreement and the consummation and performance by the Assignor of the transactions contemplated by this Assignment Agreement.

c.           The execution, delivery and performance of this Assignment Agreement and the other documents executed in connection herewith and the consummation of the transactions contemplated by this Assignment Agreement will not violate or conflict with, or result in any breach or violation of any instrument, contract or agreement to which the Assignor is bound or subject, or to the best knowledge of Assignor, any statute or any other regulation, order, judgment, injunction, demand or decree of any court, arbitrator or governmental or regulatory body.

d.           There are no other assignments of the Polycrates Purchase Agreement.

3.             Assignee’s Representations and Warranties.

a.           Assignee has duly executed and delivered this Assignment Agreement, and this Assignment Agreement constitutes the legal, valid, binding and enforceable obligation of Assignee in accordance with its terms, enforceable against the Assignee in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, and other similar laws of general application relating to or affecting creditors’ rights and to general equitable principles.

b.           No approval or consent of any person is required in connection with the execution and delivery by the Assignee of this Assignment Agreement and the consummation and performance by the Assignee of the transactions contemplated by this Assignment Agreement.

c.           The execution, delivery and performance of this Assignment Agreement and the other documents executed in connection herewith and the consummation of the transactions contemplated by this Assignment Agreement will not violate or conflict with, or result in any breach or violation of any instrument, contract or agreement to which the Assignee is bound or subject, or to the best knowledge of Assignee, any statute or any other regulation, order, judgment, injunction, demand or decree of any court, arbitrator or governmental or regulatory body.

4.             Polycrates’ Representations and Warranties.

a.           Polycrates has duly executed and delivered this Assignment Agreement, and this Assignment Agreement constitutes the legal, valid, binding and enforceable obligation of Polycrates in accordance with its terms, enforceable against Polycrates in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, and other similar laws of general application relating to or affecting creditors’ rights and to general equitable principles.

b.           No approval or consent of any person is required in connection with the execution and delivery by the Polycrates of this Assignment Agreement and the consummation and performance by the Polycrates of the transactions contemplated by this Assignment Agreement.

c.           The execution, delivery and performance of this Assignment Agreement and the other documents executed in connection herewith and the consummation of the transactions contemplated by this Assignment Agreement will not violate or conflict with, or result in any breach or violation of any instrument, contract or agreement to which the Polycrates is bound or subject, or to the best knowledge of Polycrates, any statute or any other regulation, order, judgment, injunction, demand or decree of any court, arbitrator or governmental or regulatory body.

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IN WITNESS WHEREOF, the parties have executed this Assignment Agreement as of the date first above written.

ASSIGNOR:	SPIRIDON KARAMALEGOS

By:
Spiridon Karamalegos, Individually

ASSIGNEE:	RCI ENTERTAINMENT (3105 I-35), INC.

By:
Eric Langan, President

WITH CONSENT BY:

SELLER:	EVANGELOS POLYCRATES

By:
Evangelos Polycrates, Individually

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